UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 9, 2005

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incoporation)		Identification No.)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices)  (Zip Code)

(908) 782-3431
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

On December 15, 2005, NovaDel Pharma Inc. (the "Company") announced the election of Mr. J. Jay Lobell as a member of Board of Directors of the Company (the "Board"). As a result of his election, on December 14, 2005 Mr. Lobell received a grant of options to acquire 100,000 shares of Common Stock of the Company at an exercise price of $1.25 per share. The options vest as follows: 33,333 on December 14, 2006, 33,333 on December 14, 2007 and 33,334 on December 14, 2008. Such options were issued under the Company's 1998 Stock Option Plan and expire on December 13, 2010.

The information set forth in Item 5.02 is incorporated by reference in this Item 1.01.

Item 2.02.   Results of Operations and Financial Condition.

On December 15, 2005, the Company issued a press release to report its financial results for the quarter ended October 31, 2005. A copy of the press release is furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

This press release is being furnished pursuant to this Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 14, 2005, the Board elected J. Jay Lobell as a member of the Board of Directors. Mr. Lobell was designated as a Director by Lindsay A. Rosenwald, M.D., who was authorized to do so pursuant to that Common Stock and Warrant Purchase Agreement, dated as of December 12, 2001, by and between Dr. Rosenwald and the Company. Mr. Lobell is not an independent director as defined by the American Stock Exchange listing standards. Mr. Lobell has not been appointed to any committees of the Board. Mr. Lobell is a Director, Chief Executive Officer and Secretary of Paramount Acquisition Corp., the President and Chief Operating Officer of Paramount BioCapital Asset Management Inc. and Paramount Biosciences, LLC, and a Registered Representative of Paramount BioCapital Inc. The Paramount entities may be deemed to be affiliates of the Company.

Separately, effective December 9, 2005, Mark H. Rachesky, a Director of the Company since June 2003, resigned from the Board.

A copy of a press release announcing the election of Mr. Lobell and the resignation of Dr. Rachesky issued on December 15, 2005, is furnished pursuant to this Item 5.02 as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Press release dated December 15, 2005, titled “NovaDel Reports First Fiscal Quarter Results.”
99.2	Press release dated December 15, 2005, titled “NovaDel Announces Changes in Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc. By: /s/ Jean W. Frydman ————————————————— Name: Jean W. Frydman Title: Vice President and General Counsel

Date:  December 15, 2005

EXHIBIT INDEX

Exhibit     Description

99.1	Press release dated December 15, 2005, titled “NovaDel Reports First Fiscal Quarter Results.”
99.2	Press release dated December 15, 2005, titled “NovaDel Announces Changes in Board of Directors.”

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